ALLIANCE LIMITED MATURITY GOVERNMENT FUND

ANNUAL REPORT
NOVEMBER 30, 1997

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

December 22, 1997

Dear Shareholder:

The U.S. bond market posted solid returns since our last report dated May 31, 1997. Data released during the period indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in U.S. Treasuries. In October, financial market turmoil which started in Southeast Asia, created a ripple effect that spread to other global bond markets and caused a spike in volatility. The resulting increase in investor demand for more liquid securities provided additional fuel for the rally in U.S. Treasuries and drove interest rates to their lowest levels since early 1996.

INVESTMENT RESULTS
The following table provides the investment returns for Alliance Limited Maturity Government Fund for the six and 12 month periods ended November 30, 1997. The table also compares that performance with the Lipper Intermediate U.S. Government Funds (IUG) Average, a universe of 125 funds with investment objectives similar to that of Alliance Limited Maturity Government Fund.

Over the past six months, your Fund's returns trailed those of the Lipper IUG Average. This underperformance was due to spread widening and an underweighting in mortgage-backed securities (MBS) with coupons over 7.5%. We have been concerned about increasing prepayment rates as interest rates fell, and continue to expect refinancing to increase given that 10-year Treasury yields are less than 6.00%.


INVESTMENT RESULTS*
Period Ended November 30, 1997
TOTAL RETURN
                                             6 MONTHS      12 MONTHS
                                            ----------     ----------
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
  Class A                                     4.43%          5.79%
  Class B                                     4.07%          5.04%
  Class C                                     4.07%          5.05%

LIPPER INTERMEDIATE U.S. GOVERNMENT
  FUNDS (IUG) AVERAGE                         5.52%          6.17%


* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUES OF EACH CLASS OF SHARES AS OF NOVEMBER 30, 1997. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE UNMANAGED LIPPER INTERMEDIATE GOVERNMENT FUNDS (IUG) AVERAGE IS BASED ON THE PERFORMANCE OF A UNIVERSE OF 125 FUNDS THAT INVEST AT LEAST 65% OF THEIR ASSETS IN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, WITH DOLLAR-WEIGHTED AVERAGE MATURITIES OF 5 TO 10 YEARS.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 3.


ECONOMIC REVIEW
The U.S. economy continued to grow at a healthy pace over the past six months led by continued strength in the labor market and a strong rebound in consumer spending. After slowing to a 0.9% annualized growth rate in the second quarter, consumer spending jumped in the third quarter, up 5.7% on an annual basis. Automotive purchases, which dropped 16.5% in the second quarter climbed 23.5% during the third quarter. Business spending remained strong, growing by 18.7% in the third quarter, following second quarter's strong 14.6% gain. Additionally, employment growth continued at a rapid pace and the unemployment rate fell to 4.6% in November, its lowest level in 24 years. Overall, growth in aggregate output (as measured by Gross Domestic Product) remained robust at 3.3% in the third quarter, equaling second quarter's growth rate.


1


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

In spite of an increase in wage pressures, inflation remained very well behaved during the period. Wholesale inflation, as measured by the Producer Price Index
(PPI), fell in 8 of the 11 months between January and November of 1997. Overall, producer prices are down 0.6% on a year-over-year basis through November. Consumer prices also remained tame and are up 1.8% from the same period last year. In light of this favorable inflation news, the Federal Reserve Bank left monetary policy unchanged over the past six months.

LIMITED MATURITY MARKET REVIEW
The U.S. bond market has rallied with little interruption since our last letter to you. The market was buoyed by tentative evidence of slowing domestic growth, better-than-expected inflation news, the smallest federal budget deficit in more than 20 years, and the diminishing likelihood of another Fed tightening. The prospect of a major slowdown in Southeast Asia, and investors' desire for more stable investments, also added to the rally in the government bond sector late in the period.

Mortgage-backed securities (MBS) allow mortgage money to be available for home financing through certificates issued by agencies such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Recently, MBS generally underperformed the government and corporate sectors as increased interest rate volatility and lower interest rates led to expectations for stronger prepayments. However, in spite of these expectations, there has been continued support for MBS with coupons greater than 7.5%. We have been conservative in our exposure to this sector because we expect that refinancings for these MBS to increase, especially with interest rates at their current levels.

INVESTMENT OUTLOOK
Our outlook for U.S. financial markets assumes that the U.S. economy will move onto a slower and more sustainable growth path during the next six to 12 months. The spike in consumer demand in the third quarter of 1997 pushed up overall growth for the period, but that strength is unlikely to continue given that real income growth is below 3%. The recent decline in interest rates will support continued economic expansion, but the dollar's past strength, combined with weaker demand in the export markets, will be a drag on growth. We look for growth to slow toward 2% before reaccelerating later in 1998. In light of this economic slowing and the unsettled conditions in global financial markets, the Fed is likely to refrain from raising interest rates over the near-term.

Thank you for your continued interest and investment in Alliance Limited Maturity Government Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


John D. Carifa
Chairman


Patricia Young
Senior Vice President


Jeffrey Phlegar
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2


INVESTMENT OBJECTIVE AND POLICIES
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

Alliance Limited Maturity Government Fund is an open-end, diversified investment management company that seeks the highest level of current income, consistent with low volatility of net asset value. The Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements related to U.S. Government securities. The Fund confines investments to obligations with maturities of 10 years or less or with durations not exceeding that of a 10-year U.S. Treasury note.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF NOVEMBER 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.79%          1.28%
Five Years                     4.95%          4.04%
Since Inception*               4.84%          4.02%
SEC Yield**                    4.89%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.04%          2.04%
Five Years                     4.21%          4.21%
Since Inception*               4.10%          4.10%
SEC Yield**                    4.37%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                       5.05%          4.05%
Since Inception*               3.76%          3.76%
SEC Yield**                    4.38%


Average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 6/1/92, Class A and Class B; 5/3/93, Class C.

**   SEC Yield is for the 30 days ended November 30, 1997.


3


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

ALLIANCE LIMITED MATURITY GOVERNMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/92* TO 11/30/97

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

6/30/92    11/30/92    11/30/93    11/30/94    11/30/95    11/30/96    11/30/97

LIPPER INTERMEDIATE U.S. GOVERNMENT FUNDS (IUG) AVERAGE: $13,756
LIMITED MATURITY GOVERNMENT FUND CLASS A: $12,377


This chart illustrates the total value of an assumed $10,000 investment in Alliance Limited Maturity Government Fund Class A shares (from 6/30/92 to 11/30/97). The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Lipper Intermediate U.S. Government Funds (IUG)Average is based on the performance of a universe of 42 funds (based on the number of funds in the average from 6/30/92 to 11/30/97) that invest at least 65% of their assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with dollar-weighted average maturities of 5 to 10 years.

When comparing Alliance Limited Maturity Government Fund to the average shown above, you should note that the Lipper average includes fees and expenses.


Limited Maturity Government Fund
Lipper Intermediate U.S. Government Funds (IUG)Average

*    Month-end nearest to Fund's Class A share inception date of 6/1/92.


4


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1997
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-54.1%
COLLATERALIZED MORTGAGE OBLIGATIONS-40.4%
ADJUSTABLE RATE-26.9%
Donaldson, Lufkin & Jenrette
  Series 1994-QE1 Cl. A1
  8.00%, 4/25/24 (a)                             $3,232      $ 3,235,915
Federal National Mortgage Association
  Series 1997-20 Cl. F
  6.158%, 3/25/27                                 4,302        4,289,620
Housing Security, Inc.
  Series 1995-B Cl. A1A
  7.549%, 11/25/28                                4,973        5,072,670
Prudential Home Mortgage Securities, Inc.
  Series 1993-56 Cl. A1
  8.274%, 1/25/24                                 1,889        1,939,726
Resolution Trust Corp.
  Series 1991-M4 Cl. A1
  6.449%, 2/25/20                                 2,533        2,517,423
Sears Mortgage Securities Corp.
  Series 1992-18A Cl. A1
  7.86%, 9/25/22                                  4,016        4,081,677
                                                             ------------
                                                              21,137,031

FIXED RATE-13.5%
Federal Home Loan Mortgage Corp.
  Series 1350 Cl. E
  6.70%, 1/15/15                                  2,378        2,374,198
  Series 1434 Cl. H
  7.00%, 8/15/21                                  2,500        2,542,200
Federal National Mortgage Association
  Series 1997-M8 Cl. A1
  6.94%, 1/25/22                                  1,495        1,531,003
  Series 1990-144 Cl. J
  7.00%, 5/25/14                                    316          315,202
First Union Lehman Brothers Commercial
  Series 1997 C2 Cl. A1
  6.479%, 11/18/29                                2,300        2,309,338
Residential Funding Mortgage Security I
  Series 1993-S11 Cl. A5
  7.25%, 3/25/23                                  1,526        1,530,594
                                                             ------------
                                                              10,602,535

Total Collateralized Mortgage Obligations
  (cost $31,636,653)                                          31,739,566

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-7.2%
  6.00%, 8/20/27 (b)                              4,333        4,368,294
  11.25%, 7/15/13-1/15/16
GPM                                                 907        1,001,803
  11.50%, 4/15/13 BD                                 26           29,399
  11.50%, 2/15/13-6/15/13
GPM                                                 184          206,661
  11.75%, 1/20/16 GPM                                14           15,861
Total Government National Mortgage Association
  (cost $5,592,578)                                            5,622,018

STRIPPED MORTGAGE BACKED SECURITY-2.5%
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl. X, I/O
  8.50%, 12/21/26 (c)
  (cost $1,946,443)                               1,946        2,003,556
FEDERAL HOME LOAN MORTGAGE CORP.-2.0%
  11.00%, 1/01/11-9/01/20
  (cost $1,586,618)                               1,420        1,601,935
FEDERAL NATIONAL MORTGAGE ASSOCIATION-2.0%
  7.50%, 4/01/08 (d)                                  1            1,107
  11.25%, 2/01/16                                 1,355        1,536,780


5


PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
Total Federal National Mortgage Association
  (cost $1,527,171)                                          $ 1,537,887
Total Mortgage-Related Securities
  (cost $42,289,463)                                          42,504,962

U.S. GOVERNMENT OBLIGATIONS-53.1%
U.S. TREASURY NOTES-45.9%
  5.75%, 12/31/98 (e)                           $ 2,400        2,400,744
  6.00%, 8/15/00 (e)                              8,000        8,037,520
  6.125%, 12/31/01                                  600          605,532
  6.25%, 2/28/02-6/30/02                         12,750       12,936,563
  6.875%, 5/15/06 (e)                            11,400       12,121,392
                                                             ------------
                                                              36,101,751

U.S. TREASURY BOND-7.2%
  11.875%, 11/15/03                              $4,350      $ 5,640,036
Total U.S. Government Obligations
  (cost $41,676,510)                                          41,741,787

REPURCHASE AGREEMENT-5.8%
Prudential-Bache Securities, Inc.
  5.73%, dated 11/28/97,
due 12/01/97, collateralized by $4,615,000
  FHLMC, 7.00%,11/01/27
  (cost $4,538,000)                               4,538        4,538,000

TOTAL INVESTMENTS-113.0%
  (cost $88,503,973)                                          88,784,749
Other assets less liabilities-(13.0%)                        (10,236,859)

NET ASSETS-100%                                              $78,547,890


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1997, this security amounted to $3,235,915 or 4.1% of net assets.

(b)  Adjustable rate security.

(c) Interest rate represents yield to maturity and principal amount represents amortized cost.

(d)  15 year mortgage.

(e) Securities, or portions thereof, with an aggregate market value of $11,191,113 have been segregated to collateralize reverse repurchase agreements.

     Glossary of Terms:
     BD    - Builder Buydown
     FHLMC - Federal Home Loan Mortgage Corp.
     GPM   - Graduated Payment Mortgage
     I/O   - Interest Only

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1997
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $88,503,973)          $ 88,784,749
  Receivable for capital stock sold                                  1,044,557
  Interest receivable                                                  870,573
  Receivable for investment securities sold                            206,619
  Total assets                                                      90,906,498

LIABILITIES
  Due to custodian                                                         241
  Reverse repurchase agreement                                      11,163,069
  Payable for capital stock redeemed                                   840,764
  Dividends payable                                                    110,578
  Distribution fee payable                                              56,234
  Advisory fee payable                                                  42,477
  Accrued expenses and other liabilities                               145,245
  Total liabilities                                                 12,358,608

NET ASSETS                                                        $ 78,547,890

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      8,324
  Additional paid-in capital                                       100,277,414
  Distributions in excess of net investment income                    (110,578)
  Accumulated net realized loss on investment transactions         (21,908,046)
  Net unrealized appreciation of investments                           280,776
                                                                  $ 78,547,890

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($16,196,561 / 1,716,533 shares of capital stock
    issued and outstanding)                                              $9.44
  Sales charge - 4.25% of public offering price                            .42
  Maximum offering price                                                 $9.86

  CLASS B SHARES
  Net asset value and offering price per share
    ($33,613,028 / 3,562,035 shares of capital stock
    issued and outstanding)                                              $9.44

  CLASS C SHARES
  Net asset value and offering price per share
    ($28,738,301 / 3,045,400 shares of capital stock
    issued and outstanding)                                              $9.44


See notes to financial statements.


7


STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                          $7,378,181

EXPENSES
  Advisory fee                                        $  603,635
  Distribution fee - Class A                              48,346
  Distribution fee - Class B                             413,725
  Distribution fee - Class C                             353,792
  Transfer agency                                        151,077
  Administrative                                         138,482
  Audit and legal                                        103,787
  Custodian                                               99,571
  Printing                                                63,681
  Registration                                            44,150
  Amortization of organization expenses                   41,356
  Directors' fees                                         21,558
  Miscellaneous                                           10,103
  Total expenses before interest                       2,093,263
  Interest expense                                       702,424
  Total expenses                                                     2,795,687
  Net investment income                                              4,582,494

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investment transactions                        (250,987)
  Net change in unrealized appreciation of investments                 (55,810)
  Net loss on investment transactions                                 (306,797)

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $4,275,697


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                    NOVEMBER 30,   NOVEMBER 30,
                                                        1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                            $  4,582,494   $  6,766,537
  Net realized loss on investment transactions         (250,987)    (1,648,824)
  Net change in unrealized appreciation
    of investments                                      (55,810)       220,055
  Net increase in net assets from operations          4,275,697      5,337,768

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                            (884,292)    (1,099,192)
    Class B                                          (1,988,935)    (3,020,671)
    Class C                                          (1,706,319)    (2,547,881)
  Tax return of capital
    Class A                                             (40,988)       (80,449)
    Class B                                             (92,191)      (221,079)
    Class C                                             (79,091)      (186,476)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (31,026,939)   (68,798,912)
  Total decrease                                    (31,543,058)   (70,616,892)

NET ASSETS
  Beginning of year                                 110,090,948    180,707,840
  End of year                                      $ 78,547,890   $110,090,948



See notes to financial statements.


9


STATEMENT OF CASH FLOWS
YEAR ENDED NOVEMBER 30, 1997
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                                  $ 7,604,965
  Interest expense paid                                (702,424)
  Operating expenses paid                            (2,162,774)
  Net increase in cash from operating activities                   $ 4,739,767

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                           281,030,812
  Purchase of long-term portfolio investments      (251,958,183)
  Purchase of short-term portfolio investments,
    net                                              (3,453,000)
  Net increase in cash from investing activities                    25,619,629

FINANCING ACTIVITIES*:
  Net decrease in reverse repurchase agreements       6,061,426
  Net redemptions from capital stock transactions   (34,742,380)
  Cash dividends paid                                (1,679,247)
  Net decrease in cash from financing activities                   (30,360,201)
  Net decrease in cash                                                    (805)
  Cash at beginning of year                                                564
  Due to custodian at end of year                                  $      (241)

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH
FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations                                                     $ 4,275,697

ADJUSTMENTS:
  Decrease in interest receivable                     $ 255,928
  Net realized loss on investment transactions          250,987
  Net change in unrealized appreciation of
    investments                                          55,810
  Accretion of bond discount                            (29,144)
  Decrease in deferred and other assets                  41,356
  Decrease in accrued expenses                         (110,867)
  Total adjustments                                                    464,070

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                     $ 4,739,767


* Non-cash financing activities not included herein consist of reinvestment of dividends.

     See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1997
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Limited Maturity Government Fund, Inc. (the "Fund") was incorporated in the state of Maryland on April 8, 1992 as a diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $276,500 have been deferred and were amortized on a straight-line basis through August 1997.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to a tax return of capital, resulted in a net decrease in distribution in excess of net investment income and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .65% of the average daily net assets of the Fund. The fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $138,482 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended November 30, 1997.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $107,926 for the year ended November 30, 1997.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor received $39,451 and $20,202 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended November 30, 1997.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $356,382 and $2,860,904 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $12,206,934 and $24,205,358, respectively, for the year ended November 30, 1997. There were purchases of $233,462,361 and sales of $253,122,296 of U.S. government and government agency obligations for the year ended November 30, 1997.
At November 30, 1997, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $664,807 and gross unrealized depreciation of investments was $384,031 resulting in net unrealized appreciation of $280,776.

At November 30, 1997, the Fund had a net capital loss carryforward of $21,908,046 of which $219,462 expires in the year 2000, $177,358 expires in the year 2001, $11,863,144 expires in the year 2002, $7,728,928 expires in the year 2003, $1,668,167 expires in the year 2004 and $250,987 expires in the year 2005.

FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments.
At the time the Fund enters into a futures contract the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract.


12


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. At November 30, 1997, the Fund had no outstanding futures contracts.

NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     NOVEMBER 30,  NOVEMBER 30,   NOVEMBER 30,    NOVEMBER 30,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold           12,567,555     2,218,089    $117,268,204    $ 20,814,961
Shares issued in
  reinvestment of
  dividends and
  distributions           58,760        66,439         549,654         622,936
Shares converted
  from Class B           353,816       231,530       3,315,573       2,158,178
Shares redeemed      (12,982,766)   (3,727,280)   (121,071,651)    (34,954,990)
Net increase
  (decrease)              (2,635)   (1,211,222)   $     61,780    $(11,358,915)

CLASS B
Shares sold            2,084,994     1,169,061    $ 19,497,685    $ 10,938,822
Shares issued in
  reinvestment of
  dividends and
  distributions          137,401       171,299       1,284,843       1,606,681
Shares converted
  to Class A            (353,816)     (231,530)     (3,315,573)     (2,158,178)
Shares redeemed       (3,639,461)   (4,640,656)    (34,015,979)    (43,509,656)
Net decrease          (1,770,882)   (3,531,826)   $(16,549,024)   $(33,122,331)

CLASS C
Shares sold              647,676     1,443,550    $  6,051,461    $ 13,565,512
Shares issued in
  reinvestment of
  dividends and
  distributions          141,389       131,894       1,322,376       1,236,980
Shares redeemed       (2,343,438)   (4,169,294)    (21,913,532)    (39,120,158)
Net decrease          (1,554,373)   (2,593,850)   $(14,539,695)   $(24,317,666)


13


NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

NOTE F: REVERSE REPURCHASE AGREEMENTS
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing cash, cash equivalents or liquid high-grade debt securities having a value at least equal to the repurchase price.

As of November 30, 1997, the Fund had entered into the following reverse repurchase agreements:

   AMOUNT        BROKER       INTEREST RATE       MATURITY
----------   --------------   -------------   ----------------
$8,170,000   Morgan Stanley       5.15%       December 1, 1997
$2,454,000   Morgan Stanley       5.55%       December 1, 1997
$  532,500   Morgan Stanley       5.60%       December 3, 1997

For the year ended November 30, 1997, the maximum amount of reverse repurchase agreements outstanding was $32,333,875, the average amount outstanding was approximately $13,335,869, and the daily weighted average interest rate was 5.30%.


14


FINANCIAL HIGHLIGHTS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                         CLASS A
                                            ---------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $9.45        $9.52        $9.51        $9.94        $9.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .51(a)       .51(a)       .52(a)       .42          .57
Net realized and unrealized gain (loss)
  on investment transactions                     .02         (.04)         .02         (.32)         .11
Net increase in net asset value from
  operations                                     .53          .47          .54          .10          .68

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.52)        (.51)        (.50)        (.48)        (.58)
Tax return of capital                           (.02)        (.03)        (.03)        (.04)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions               (.54)        (.54)        (.53)        (.53)        (.58)
Net asset value, end of year                   $9.44        $9.45        $9.52        $9.51        $9.94

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.79%        5.11%        5.91%        1.03%        7.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $16,197      $16,248      $27,887      $43,173      $59,215
Ratio of expenses to average net assets         2.41%        2.22%        2.14%        1.34%        1.54%
Ratio of expenses to average net assets
  excluding interest expense (c)                1.65%        1.58%        1.41%        1.20%        1.33%
Ratio of net investment income to average
  net assets                                    5.52%        5.44%        5.53%        4.78%        5.66%
Portfolio turnover rate                          249%         159%         293%         375%         499%


See footnote summary on page 17.


15


FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                        CLASS B
                                            ---------------------------------------------------------------
                                                                YEAR ENDED NOVEMBER 30,
                                            ---------------------------------------------------------------
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year             $9.45        $9.52        $9.52        $9.94        $9.84

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(a)       .44(a)       .46(a)       .39          .49
Net realized and unrealized gain (loss)
  on investment transactions                     .01         (.04)         .01         (.35)         .12
Net increase in net asset value from
  operations                                     .46          .40          .47          .04          .61

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.44)        (.44)        (.42)        (.51)
Tax return of capital                           (.02)        (.03)        (.03)        (.03)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions               (.47)        (.47)        (.47)        (.46)        (.51)
Net asset value, end of year                   $9.44        $9.45        $9.52        $9.52        $9.94

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.04%        4.36%        5.05%         .42%        6.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $33,613      $50,386      $84,362     $136,458     $168,157
Ratio of expenses to average net assets         3.14%        2.94%        2.85%        2.08%        2.26%
Ratio of expenses to average net assets
  excluding interest expense (c)                2.39%        2.30%        2.11%        1.91%        2.07%
Ratio of net investment income to
  average net assets                            4.80%        4.73%        4.83%        4.12%        4.98%
Portfolio turnover rate                          249%         159%         293%         375%         499%


See footnote summary on page 17.


16


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            ----------------------------------------------------------------
                                                                                               MAY 3,1993(D)
                                                          YEAR ENDED NOVEMBER 30,                    TO
                                            --------------------------------------------------  NOVEMBER 30,
                                                1997         1996         1995         1994         1993
                                            -----------  -----------  -----------  -----------  ------------
Net asset value, beginning of period           $9.45        $9.52        $9.52        $9.94        $9.98

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .45(a)       .45(a)       .46(a)       .37          .27
Net realized and unrealized gain (loss)
  on investment transactions                     .01         (.05)         .01         (.33)        (.03)
Net increase in net asset value from
  operations                                     .46          .40          .47          .04          .24

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.45)        (.45)        (.44)        (.42)        (.28)
Tax return of capital                           (.02)        (.02)        (.03)        (.03)          -0-
Distributions from net realized gains             -0-          -0-          -0-        (.01)          -0-
Total dividends and distributions               (.47)        (.47)        (.47)        (.46)        (.28)
Net asset value, end of period                 $9.44        $9.45        $9.52        $9.52        $9.94

TOTAL RETURN
Total investment return based on net
  asset value (b)                               5.05%        4.38%        5.06%         .42%        2.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $28,738      $43,457      $68,459     $141,838     $228,703
Ratio of expenses to average net assets         3.13%        2.92%        2.85%        2.04%        1.74%(e)
Ratio of expenses to average net assets
  excluding interest expense (c)                2.37%        2.29%        2.10%        1.89%        1.58%(e)
Ratio of net investment income to
  average net assets                            4.82%        4.75%        4.84%        4.10%        3.70%(e)
Portfolio turnover rate                          249%         159%         293%         375%         499%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Net of interest expense of .76%, .64%, .73%, .14% and .21%, respectively, on reverse repurchase agreements (see Note F).

(d)  Commencement of distribution.

(e)  Annualized.


17


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE LIMITED MATURITY GOVERNMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Limited Maturity Government Fund, Inc., including the portfolio of investments, as of November 30, 1997, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Limited Maturity Government Fund, Inc. at November 30, 1997, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 7, 1998


18


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19


ALLIANCE LIMITED MATURITY GOVERNMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

LMGAR